Exhibit 99.4

CONSENT OF INDEPENDENT AUDITOR

Handy & Harman Ltd.
White Plains, New York

We consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333- 158769) and Form S-8 (Nos. 333-144148, 333-172788, 333-183186 and 333-190328) of Handy & Harman Ltd. of our report dated January 14, 2015, relating to our audit of the consolidated financial statements of JPS Industries, Inc. as of and for the years ended November 1, 2014 and November 2, 2013, included in this Form 8-K/A.

/s/ Elliot Davis Decosimo, LLC

Greenville, South Carolina
September 3, 2015